TOUCHSTONE FUNDS GROUP TRUST
Touchstone Mid Cap Fund
Touchstone Small Cap Fund
(each a “Fund”, together the “Funds”)
Supplement dated December 2, 2024, to each Fund’s Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”), each dated January 26, 2024, as may be amended or supplemented from time to time
Notice of Change in Portfolio Management Team
Mr. Jonathan Moody, co-portfolio manager of each Fund, will no longer serve as co-portfolio manager of each Fund effective January 1, 2025, (the “Effective Date”). Mr. Moody will remain a part of the investment team with the Funds’ sub-adviser, The London Company of Virginia (“The London Company”), as a Portfolio Manager Emeritus. Accordingly, as of the Effective Date, the sections of each Fund’s summary prospectus, prospectus, and SAI related to each Fund’s management team are hereby updated to remove Mr. Moody as a co-portfolio manager of the Fund.
The Funds will continue to be sub-advised by The London Company and Stephen Goddard, J. Brian Campbell, Mark E. DeVaul and Sam Hutchings will continue to serve as portfolio managers of the Funds. There are no changes to the investment strategies of the Funds and the current investment process of The London Company has not changed.
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Please contact your financial adviser or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-4517-2412